UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

August 11, 2023

FLUOR CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-16129	33-0927079
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

6700 Las Colinas Blvd. Irving, Texas 75039

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(469) 398-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

On August 11, 2023, Fluor Corporation (the “Company”) issued a press release (the “Pricing Press Release) attached hereto as Exhibit 99.1, announcing the pricing of its previously announced cash tender offer (the “Tender Offer”). On August 14, 2023, the Company issued a press release (the “Expiration Press Release”) attached hereto as Exhibit 99.2, announcing the expiration of its cash Tender Offer. The Pricing Press Release and the Expiration Press Release are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on August 11, 2023, relating to the pricing of the Tender Offer.

99.2	Press Release issued by Fluor Corporation on August 14, 2023, relating to the expiration of the Tender Offer.

104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUOR CORPORATION

By	/s/ Joseph L. Brennan
Name: Joseph L. Brennan
Title: Executive Vice President and Chief Financial Officer

August 14, 2023